UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation)	(SEC File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660 Vancouver, Washington		98660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (360) 980-8524

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYDY	OTC QB of OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2019, CytoDyn Inc., a Delaware corporation (the “Company”) entered into a Consulting Agreement with Scott A. Kelly, M.D., who is currently Chairman of the Board of Directors. The agreement names Dr. Kelly to the non-executive position of Chief Science Officer, with compensation of $20,000 in cash per month payable in arrears and the grant of a stock option to be determined by the Board of Directors, which are in addition to any fees that Dr. Kelly currently earns as a director. The Company expects to evaluate the term of the agreement on a month-to month basis. The agreement contains customary confidentiality and indemnification provisions and was approved by the Board of Directors.

On July 15, 2019, the Company entered into a Consulting Agreement with David F. Welch, Ph.D. who is currently a member of the Board of Directors. The agreement names Dr. Welch to the non-executive position of Strategy Advisor, with compensation of $20,000 in cash per month payable in arrears and the grant of a stock option to be determined by the Board of Directors, which are in addition to any fees that Dr. Welch currently earns as a director. The Company expects to evaluate the term of the agreement on a month-to month basis. The agreement contains customary confidentiality and indemnification provisions and was approved by the Board of Directors.

Copies of these agreements are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Consulting Agreement, dated July 15, 2019, between CytoDyn Inc. and Scott A. Kelly, M.D.

10.2	Consulting Agreement, dated July 15, 2019, between CytoDyn Inc. and David F. Welch, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

July 19, 2019	By:	/s/ Michael D. Mulholland
Name: Michael D. Mulholland
Title: Chief Financial Officer